SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2003

ELDERTRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13807	23-2932973
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2711 Centerville Road, Suite 108 Wilmington, Delaware	19808
(Address of Principal Executive Offices)	(Zip Code)

(302) 993-1022

(Registrant’s telephone number, including area code)

Item 5.     Other Events and Regulation FD Disclosure.

On December 5, 2003, ElderTrust amended its amended and restated bylaws to permit shareholders to vote by proxy executed in any manner permitted by law. The foregoing summary is qualified in its entirety by reference to the complete Amendment No. 1 to Amended and Restated Bylaws, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

The amendment to the amended and restated bylaws was adopted unanimously by written consent of the Board of Trustees.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits	Description

	3.1	Amendment No. 1 to Amended and Restated Bylaws.

	3.2	Amended and Restated Bylaws (incorporated by reference to the ElderTrust Form 10-K for the year ended December 31, 1997).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2003	ELDERTRUST

By: /S/ MICHAEL R. WALKER

Michael R. Walker Acting President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws.

3.2	Amended and Restated Bylaws (incorporated by reference to the ElderTrust Form 10-K for the year ended December 31, 1997).